
SYNERGY
RESOURCES CORPORATION
Corporate Presentation
April 2014
NYSE MKT: SYRG

Important Cautions Regarding Forward Looking Statements

This presentation may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, indicates a forward-looking statement. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection as reflected in the forward-looking information. The identification in this press release of factors that may affect the company’s future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company’s actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the success of the company’s exploration and development efforts; the price of oil and gas; the worldwide economic situation; changes in interest rates or inflation; the ability of the company to transport gas; willingness and ability of third parties to honor their contractual commitments; the company’s ability to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company’s capital costs, which may be affected by delays or cost overruns; costs of production; environmental and other regulations, as the same presently exist or may later be amended; the company’s ability to identify, finance and integrate any future acquisitions; and the volatility of the company’s stock price.

Executives & Management Team

SYNERGY RESOURCES CORPORATION

Edward Holloway, co-CEO
Ed has been President & CEO of Synergy since 2008. He has spent the past 32 years as an executive of oil and gas companies focused on the Wattenberg Field in the D-J Basin. He has built three companies in that time and sold each of them to larger, public companies. He is a past board member of the Denver Julesburg Petroleum Association and past president of the Colorado Oil and Gas Association.

William Scaff, Jr., co-CEO
Bill has been the co-executive leader of Synergy since 2008. He also has over 30 years of experience in the oil and gas industry. First as an Area Manager with Dresser Industries and then as a Regional Manager with Total Petroleum. He has been partners with Ed Holloway since 1985, and is a Board Trustee of Colorado/Wyoming Petroleum Marketers Association.

Frank (Monty) Jennings, Chief Financial Officer
Monty has over 20 years of accounting and finance experience, including oil & gas drilling, services, exploration and production. He joined Synergy full time in March 2011 after five years as CFO of Gold Resource Corporation (NYSE Amex: GORO), 10 years as CPA with Price Waterhouse Coopers in Houston, and 4 years as audit manager with The Walt Disney Companies. He received his MBA from Indiana University.

Craig Rasmuson, Chief Operating Officer
Craig joined Synergy in September 2008. His duties vary from overseeing the daily drilling and completion operations to organizing all field operations and coordinating all state and municipal permitting for our operations. He represents us in various capacities such as City and Town Council meetings and landowner leasing and surface use execution. He has worked in the DJ Basin since 2006 having worked with DCP Midstream and PDC Energy prior to joining Synergy.

Ron Morgenstern, Vice President of Land & Business Development
Ron joined Synergy in the spring of 2013, and has over 30 years of experience involving all phases of land and management of lease assets in various basins in the Rocky Mountains including the Williston, Powder River and DJ basins. For the past 11 years he was the Senior Landman for Bill Barrett Corporation, a Denver based oil and gas company, with significant operations in the DJ Basin.

Jon Kruljac, Vice President, Capital Markets & Investor Relations
Jon has been focused on small cap, Rocky Mountain based oil and gas companies since 1991 as an institutional salesman, energy investment banker and investor relations consultant. He began working with Synergy in 2009 assisting the company in accessing the capital markets and interfacing with Wall Street and our shareholders. He joined Synergy full time in March 2013.

Wattenberg Field & NE Extension Area Focus

SYNERGY RESOURCES CORPORATION

- 25,200 net acre position in the Greater Wattenberg Area and 24,700 net acres in the NE Wattenberg Extension area
- Between 630 and 945 potential horizontal drilling locations in the Greater Wattenberg Area based on 16-24 wells per 640 acres in the Niobrara A, B and C benches and Codell formations



Greater Wattenberg Area
NE Wattenberg Extension Area
WELD
MORGAN
BROOMFIELD
ADAMS
DENVER
Synergy Land Legend
Leasehold

* Corporate headquarters in Platteville, CO

Fiscal 2014 CAPEX Budget 8/31/2014

SYNERGY RESOURCES CORPORATION

- Total CAPEX Budget of $189 million *
  - $127.5 million to drill 34 horizontal wells as operator
  - $22.5 million to participate in 5 net non-operated horizontal wells
  - $4 million for 6 operated vertical wells
  - ✓ $30 million for acquisitions
  - ✓ $5 million for land leasing
- CAPEX will be funded with cash on hand and cash flow from operations, proceeds from $6 warrants ($29.1 million in proceeds since 8/31/13 thru 2/28/14) and borrowings on credit facility

*Original capex budget of $157.5 million increased in January 2013

Capitalizing on Horizontal Potential with 2 Rig Development Drilling Program

Horizontal drilling allows multiple wells on a single pad that reach multiple zones, enhancing recovery of oil in place per 640 acres by 3 to 6 fold over vertical drilling


Single Pad
Niobrara A
Niobrara B
Niobrara C
Codell
Greenhorn*
J-sand*

* Formations with potential horizontal development in the future

Greater Wattenberg Area Leases & Pad Sites (25,200 net acres)

SYNERGY RESOURCES CORPORATION



Synergy Land Legend
Leasehold
WELD
Leffler (producing) 5 Niobrara B 1 Codell
Renfroe (producing) 3 Niobrara B 2 Codell
Union (drilling) Rig #131 6 Wells
Kelly Farms (permitted) 4 Wells
Eberle (drilling) Rig #134 6 Wells
Phelps (in completion) 3 Codell 3 Niobrara B

Renfroe Pad Production Results

- 180-day average production rate for 2 Codell wells 280 BOED, 68% oil
- 180-day average production rate for 3 Niobrara B Wells 230 BOED, 68% oil
- Average drilling and completion cost on Renfroe Pad under $3.6 MM per well, the wells have paid back 66% of cost in the first six calendar months of production, 99% WI
- Renfroe Pad Wells averaged 18 frac stages, and were completed using sliding sleeves



Leffler Pad Initial Production Results

- 30-day average production rate for the 6 Leffler Wells 300 BOED, 65% oil
- Leffler Wells are comprised of 5 Niobrara B and 1 Codell well
- Average drilling and completion cost on Leffler Pad approximately $3.7 MM per well, 99% WI in 5 wells, 75% WI in 1 well
- Leffler Pad Wells averaged 20 frac stages, and were completed using sliding sleeves



Drilling Pads in Progress

SYNERGY RESOURCES CORPORATION

- Phelps Pad
  - Comprised of 3 Codell and 3 Niobrara B wells
  - Average 25 frac stages, 3 wells to be completed using sliding sleeves, 3 wells to be completed using plug and perf method
- Union Pad
  - Currently drilling the 5th of 6 wells planned
  - Wells consist of a mix of Niobrara B and C and Codell wells
- Eberle Pad
  - Currently drilling the 1st of 6 wells planned
  - Wells consist of a mix of Niobrara B and C and Codell wells
  - 2 of the wells will be mid-reach laterals approximately 7,000 ft, 1 Nio B, 1 Codell

3rd Party Midstream Expansion - Wattenberg

SYNERGY RESOURCES CORPORATION

Gas Processing Capacity (all volumes MMcf/d)	Existing Capacity	2014 Additions	2015/2016 Additions	Total
DCP Midstream	520	50	460	1,030
Anadarko	540	300	300	1,140
Total	1,060	350	760	2,170

Crude Pipelines and Rail Projects	Capacity (Bbl/d)	Origination	Termination Hub	Timing
White Cliffs Expansion	75,000	Platteville, CO	Cushing, OK	Q3 – 2014
Plains Rail Facility Current loading capacity: 15,000 Bbl/d	35,000	Carr, CO		Q3 – 2015
Pony Express DJ Lateral	90,000	Sterling, CO	Cushing, OK	Q1 – 2015

Additional NGL Capacity	Operator	Capacity (Bbl/d)	Termination Hub	Timing
Front Range Pipeline	Enterprise	150,000	Mt. Belvieu	Q2 - 2014

NE Wattenberg Extension Area (24,700 Net Acres)

SYNERGY RESOURCES CORPORATION

154 Potential Greenhorn & Niobrara B locations (4 wells per 640 acres)

Participating with Carrizo on 4 horizontal Niobrara extended laterals. 1st well spud Jan. 2014 16% working interest

Synergy operated Buffalo Run test well drilled and cored in the Greenhorn and sidewall cored in the Niobrara and Codell March 2014 35% working interest


Synergy Land Legend
Leasehold
WELD
MORGA

Offset Operators (1)

- Whiting Red Tail Project
- Noble - East Pony
- Whiting acquisition August 2013
- Bill Barrett Corporation
- Bonanza Creek

(1) All offset operator acreage positions reflect approximations and not entire leasehold.

Nebraska 160,000 Net Acres

SYNERGY RESOURCES CORPORATION

- 3D Seismic application is yielding strong results to vertical wells by Forestar Group Inc. (FOR – NYSE) a public company, and numerous private companies including Berexco LLC, Murfin Drilling Company, and Central Operating Inc.
- Synergy has long term leases with approximately 7 years average remaining term and attractive 85% Net Revenue Interest
- Forestar estimates 40-50K BOE EUR per well, 100% IRR, PV-10 value $1.1m per well*

*Illustrative economics from August 2013 corporate presentation


N
Perkins
NE
Chase
Hayes
Dundy
Hitchcock
Offset Operator Producing Wells

Multiple Stacked Play

Type Log


Pennsylvanian
Upper
Shawnee Group
Douglas Group
Lansing Group
Kansas City Group
Middle
Marmaton Group
Cherokee Group
Mississippian
Meramecian
Osagean
Kinderhookian
Ordovician
Viola
Simpson Group
Arbuckle Group
Cambrian
Basal Sand
Granite Wash
Precambrian
Upper Penn
Cherokee
Mississippian Lime

Proved Reserves and Resource Potential*

SYNERGY RESOURCES CORPORATION

* Management believes the Wattenberg Field acreage will support between 16 and 26 horizontal wells per 640 acres on a fully developed basis and have used a mid-point of 21 wells for illustrative purposes



$250M
$200M
$150M
$100M
$50M
$0M
Total 1P PV-10
$236 Million
PDP
PDNP
PUD
78% of PV-10 value is currently oil weighted
8/31/10 BOEs~1.4m
8/31/11 BOEs~4.4m
8/31/12 BOEs~10.7m
8/31/13 BOEs~13.8m(3)



Proved Reserves (8/31/2013) and Unrisked Potential (1)
270
240
210
180
150
120
90
60
30
-
Proved + Unrisked (1) Potential: 247.1 Mmboe
Northern Extension
Codell
C Bench
A Bench
B Bench
27.6
52.8
40.9
20.1
91.9
13.8
13.8
Proved (Mmboe)
Total Upside

Proved Reserves: 13.8 Mmboe (8/31/2013) & Total Unrisked Potential of 233.3 Mmboe[1]

Project Area	Wells Per 640 DSU	Net Acres	Well Spacing (Acres)*	Total Potential Wells	NRI	NRI Wells	Per Well EUR (Mboe)[1]	Total Unrisked Potential (Mmboe)[1]
Wattenberg Field (4,500 ft. Laterals)								
Niobrara B Bench - Hz	9	25,200	71	354	80%	283	325	91.9
Niobrara A Bench - Hz	2	25,200	320	78	80%	62	325	20.1
Niobrara C Bench - Hz	4	25,200	160	157	80%	126	325	40.9
Codell - Hz[2]	6	20,200	106	176	80%	141	375	52.8
Total Wattenberg Field Potential	**21**			**765**				**205.7**
Northern Extension (4,500 ft. laterals)								
Niobrara and Greenhorn	4	24,700	160	154	80%	123	225	27.6
Total Potential	**25**			**919**				**233.3**

(1) EURs and unrisked potential are management estimates based on experience in Wattenberg and publicly available information from other industry participants and are not intended to represent actual reserves. Third-party reserve report may differ.

(2) Codell net acres subtracts net vertical wells already drilled on 20 acre spacing. *(3) PV-10 Reserve Report (Ryder Scott 3rd Party Reserve Engineers)*

Production, Revenue and EBITDA Growth

SYNERGY RESOURCES CORPORATION



Annual Daily Net Production (BOE/d)
FY ending 8/31
6000
5000
4000
3000
2000
1000
0
452
1,152
2,117
3,917
*5,000 +
2011
2012
2013
2Q 2014
2014 Est.



Revenue & Adjusted EBITDA
($ Millions)
Revenues
Adj. EBITDA
$10.0M
$6.3M
63%
$25.0M
$18.3M
73%
$46.2M
$33.8M
73%
$69.1M
$51.3M
74%
FY 2011
FY 2012
FY 2013
TTM

* Company guidance

Revenue Mix & Average Sales Price

SYNERGY RESOURCES CORPORATION



$25M
$20M
$15M
$10M
$5M
$0M
Revenue Mix: 77% Oil, 8% NGL, 15% Gas (2-28-14)
Oil
NGL
Gas
3Q May-12
4Q Aug-12
1Q Nov-12
2Q Feb-13
3Q May-13
4Q Aug-13
1Q Nov-13
2Q Feb-14

Average Sales Price per Quarter

Fiscal Quarters	3Q May-12	4Q Aug-12	1Q Nov-13	2Q Feb-13	3Q May-13	4Q Aug-13	1Q Nov-13	2Q Feb-14
Oil (Bbls)	$91.21	$82.89	$81.03	$84.20	$83.98	$92.32	$93.06	$86.82
Gas & Liquids (Mcf)	$3.62	$2.82	$4.27	$4.77	$4.76	$5.06	$4.86	$5.93
NGL Premium (%)	48%	15%	35%	32%	34%	39%	35%	33%
BOE	$60.29	$57.78	$55.09	$58.70	$59.33	$64.35	$66.00	$65.32

Key Stats: SYRG (NYSE MKT)

SYNERGY RESOURCES CORPORATION

Stock Price *(04/03/14)*	*$10.41*
52 Week High/Low	*$11.40-$6.16*
Shares Outstanding *(2/28/14)*	*77 M*
Public Float	*66 M*
Warrants Outstanding *(2/28/14)*	*3.7 M*
Options Outstanding *(2/28/14)*	*2.06 M*
Avg. Daily Vol. *(3 month)*	*584,000*
Market Capitalization	*$801 M*
Institutional Holdings	*56%*
Insider & Employee Holdings, est.	*14%*
Total Capital Raised *(net)*	*$184 M*

Revenue *(ttm)*	*$69.1 M*
Net Income *(ttm)*	*$15.7 M*
EPS *(ttm)*	*$0.22*
Cash & STI *(2/28/14)*	*$ 54 M*
Total Assets *(2/28/14)*	*$349 M*
Long Term Debt *(2/28/14)*	*$37 M*
Current Interest Rate	2.7%
Current Credit Facility	$300 M
Borrowing Base	*$90.0 M*
Fiscal 2014 CAPEX	*$189 M*
Founded	*2008*
Fiscal Year End	*August 31*

Sources: Capital IQ, SEC, Thomson Reuters, Company estimates

ttm = trailing twelve months

STI= short term investments

Company Highlights & Key Takeaways

SYNERGY RESOURCES CORPORATION

Fully Funded 2014 CAPEX Budget	Fiscal 2014 budget of ~$189 million to drill/participate in horizontal and vertical wells, additional leasehold, and acquisitions in the Wattenberg Field is fully funded with cash on hand, cash flow from revenues and borrowings on credit facility.
Significant Exposure to Wattenberg Field	~25,200 net acres in the oil and liquids portion of the Wattenberg Field in Weld County, CO. 765 net potential locations – 205.7 Mmboe of un-risked potential[(1)]. In addition to the Renfroe & Leffler wells, we have 43 horizontal permits approved and 51 currently in process.
Upside from Wattenberg Extension Area	~24,700 net acres in the Wattenberg Extension area in the Northern DJ Basin provides additional 154 net potential locations on 160 acre spacing and +27.6 Mmboe of un-risked potential[(1)]
Liquid Balance Sheet with Low Debt Level	Borrowing base increased to $90 million. Current liquidity of $53 million[(2)] on borrowing base as of February 28th, 2014. Working capital of $31 million as of February 28th, 2014.
Operational Control	To date, operated 80% of our Wattenberg Field wells. Allows for control over timing and production, operating, and administrative costs.
Experienced Management Team	Senior management has an average of 30+ years of Wattenberg experience and have owned and operated over 300+ DJ Basin wells. Management and Directors own ~14% of the Company including options.

1. Management estimates. Derivation of unrisked potential provided on slide 13 does not represent actual reserves. 2. $37 million outstanding as of 2/28/14. Interest Rate 2.7%

Appendix

Eastern Colorado and Nebraska Acreage

- Long-term leases in these areas provide significant development potential
- Eastern Colorado area has proven shallow Niobrara dry gas production
- Nebraska acreage flanks the Central Kansas Uplift; highly prospective for Pennsylvanian and Mississippian formations



SEDGWICK
LOGAN
PHILLIPS
NE
CO
Perkins
Chase
Hayes
Dundy
Hitchcock
YUMA
WASHINGTON
KS

Eastern Colorado 61,000 Net Acres

SYNERGY RESOURCES CORPORATION

- Proven dry gas field, economic above $4/mcf
- Participating as a non-operator in 2 wells in fiscal 2014
- Area has existing infrastructure and gas processing
- Numerous deeper exploratory tests being drilled by other operators


WASHINGTON
YUMA
Offset Operator Permitted Wells

Capitalization

- Shares Outstanding: 77 M
- Warrants Outstanding:

  As of 2/28/14 3.7 M @ $6, expiring on 12/31/14

  Management and Employee Options Outstanding:

  As of 2/28/2014 2.06 M shares with an average price of $5.50

  Current Public Float: ~ 66 M shares
- Officer, Director & Employee Ownership: ~14%
- Institutional Ownership: ~ 56%
- $37 million drawn on reserve based credit facility at 2.7% interest rate

Hedging Summary

The company's commodity derivative contracts as of February 28, 2014 are summarized below:

Collars	Basis (1)	Quantity (Bbl/month)	Strike Price ($/Bbl)
Mar 1, 2014 - Dec 31, 2014	NYMEX	1,840	$85.00 - $98.50
Mar 1, 2014 - Dec 31, 2014	NYMEX	20,000	$87.00 - $96.25
Jan 1, 2015 - Jun 30, 2015	NYMEX	7,000	$80.00 - $92.50
Jan 1, 2015 - Jun 30, 2015	NYMEX	2,500	$80.00 - $95.75
Jul 1, 2015 - Dec 31, 2015	NYMEX	9,000	$80.00 - $92.25

Swaps	Basis (1)	Average Quantity (Bbl/month)	Average Swap Price ($/Bbl)
Mar 1, 2014 - Dec 31, 2014	NYMEX	22,240	$95.17

(1) NYMEX refers to WTI quoted prices on the New York Mercantile Exchange

Disclosure on Derivative Instruments:

The Company has entered into commodity derivative instruments utilizing price swaps to reduce the effect of price changes on a portion of future oil production. The Company's commodity derivative instruments are measured at fair value and are included in the condensed consolidated balance sheet as derivative assets and liabilities.

All derivative positions are carried at their fair value on the condensed balance sheet and are marked-to-market at the end of each period. Both the unrealized and realized gains and losses resulting from the contract settlement of derivatives are recorded in the gain on derivatives line on the condensed statement of operations.

The Company has a master netting agreement on each of the individual oil contracts and therefore the current asset and liability are netted on the condensed balance sheet and the non-current asset and liability are netted on the condensed balance sheet.

Sell-Side Research Coverage

Firm	Analyst
Brean Capital	Raymond Deacon
Euro Pacific Equities	Joel Musante, CFA
Global Hunter Securities	Mike Kelly
Iberia Capital Partners	David Beard, CFA
Imperial Capital	Kim Pacanovsky Ph. D
Johnson Rice & Co.	Welles Fitzpatrick
Key Banc	Jack Aydin
Mizuho Securities USA Inc.	John Malone, Ph.D.
Northland Capital Markets	Jeff Grampp
Roth Capital Partners	Joe Reagor
Stifel	Michael Scialla
SunTrust Robinson Humphrey	Ryan Oatman, CFA
Wunderlich Securities	Irene Haas

Please note that any opinions, estimates or forecasts regarding Synergy Resources performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Synergy Resources or its management. Synergy Resources does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. This list includes analysts currently known by Synergy Resources to follow the company, but may not be complete and may change as firms add or delete coverage. Synergy Resources does not undertake any duty to update this information or any information provided by third parties.